UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 83.6%
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.3%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	$145,226	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	525,097	(a)

Total Auto Components					670,323

Automobiles - 0.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	230,000		251,850

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	380,000		368,600

Diversified Consumer Services - 1.0%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	281,432
EC Finance PLC, Senior Secured Notes	5.125%	7/15/21	440,000	EUR	562,328	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	220,000		244,200
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	200,000	GBP	298,940	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		322,625
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	330,000		341,550	(a)

Total Diversified Consumer Services					2,051,075

Hotels, Restaurants & Leisure - 4.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	630,000		629,212	(a)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	220,000		204,600	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	109,215		112,382	(a)(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	495,698		450,441	(a)(c)(d)(e)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	180,000		140,625
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	610,000		574,925	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		491,625
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	270,000		253,800	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		235,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		413,400	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	265,000		3,445	(a)(f)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		210,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	730,000		753,269	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	660,000		683,100	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	460,000		488,750	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	350,671	(g)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,550,000		1,495,750	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	220,000		233,200
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	960,000		950,400	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		674,100

Total Hotels, Restaurants & Leisure					9,348,695

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Household Durables - 1.8%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	470,000		$497,025	(a)(e)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	490,000		519,400
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	490,000		501,638
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000		314,300
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		531,650
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	490,000		498,575	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	700,000		696,500	(a)

Total Household Durables					3,559,088

Media - 4.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		181,050
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	250,000		263,438
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	152,829	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	138,936	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	150,000		152,625
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		124,200
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,000
DISH DBS Corp., Senior Notes	5.875%	7/15/22	770,000		787,325
Gannett Co. Inc., Senior Notes	4.875%	9/15/21	210,000		203,700	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	240,000		235,800	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	430,000		361,965
Lynx II Corp., Senior Notes	7.000%	4/15/23	210,000	GBP	361,719	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	400,000		414,000	(a)
MediaNews Group Inc.	12.000%	12/31/18	200,000		200,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	806,400		931,392	(a)(e)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	770,000		776,737	(a)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	300,000		299,625	(a)
Ottawa Holdings Pte Ltd., Senior Secured Notes	5.875%	5/16/18	600,000		528,000	(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	149,482	(a)(e)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	170,000		171,275
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	260,000		257,400
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	151,000	EUR	210,031	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	60,000	EUR	79,193	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	760,000		807,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	300,000		313,500	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	480,000	GBP	775,833	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	100,000	GBP	163,696	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	420,000		404,250	(a)

Total Media					9,475,501

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	370,000		391,275	(a)(e)

Specialty Retail - 2.0%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	214,478	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	90,000		94,275
CST Brands Inc., Senior Notes	5.000%	5/1/23	180,000		176,400
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	740,000		777,000	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	453,192	(b)
GameStop Corp., Senior Notes	5.500%	10/1/19	430,000		426,775	(a)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	470,000		457,075	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 2.0% (continued)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,010,000		$777,700	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	540,000		546,750	(a)(e)

Total Specialty Retail					3,923,645

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		202,000	(a)
Hanesbrands Inc., Senior Notes	6.375%	12/15/20	410,000		433,370
William Carter Co., Senior Notes	5.250%	8/15/21	250,000		258,750

Total Textiles, Apparel & Luxury Goods					894,120

TOTAL CONSUMER DISCRETIONARY					30,934,172

CONSUMER STAPLES - 5.3%
Beverages - 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	390,000		404,625	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	510,000		499,162
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	450,000		499,500

Total Beverages					1,403,287

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	440,000		415,250	(a)

Food Products - 4.1%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	120,000	GBP	175,571	(a)
Corporacion Azucarera del Peru S.A., Senior Notes	6.375%	8/2/22	200,000		185,000	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	500,000		496,875	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	320,000		318,800
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	390,000		381,225	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	540,000		552,150	(a)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	180,000	EUR	225,644	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	560,000		546,280	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	550,000		585,750	(a)
Premier Foods PLC, Senior Secured Notes	6.500%	3/15/21	100,000	GBP	144,039	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	100,000	GBP	156,697	(a)
R&R Ice Cream PLC, Senior Secured Notes	8.250%	5/15/20	390,000	AUD	344,214	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	560,000		555,800	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	800,000		850,000	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	890,000		903,350	(a)
Tonon Bioenergia S.A., Senior Notes	9.250%	1/24/20	600,000		516,306	(b)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	350,000		224,550	(b)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	520,000		448,500	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	144,000		148,320	(a)
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	550,000		556,875

Total Food Products					8,315,946

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	180,000		189,225

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	400,000		392,000

TOTAL CONSUMER STAPLES					10,715,708

ENERGY - 16.0%
Energy Equipment & Services - 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	400,000		412,000

CGG, Senior Notes	6.500%	6/1/21	430,000		378,400
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	190,000		185,725	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	500,000		493,750	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	300,000		291,000
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	330,000		288,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - 2.5% (continued)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	260,000	$210,600	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	510,000	399,713	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	290,000	276,950	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	310,000	299,925
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	510,000	541,875	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	330,000	303,600	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	310,000	313,100	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	600,000	543,000	(b)

Total Energy Equipment & Services				4,938,388

Oil, Gas & Consumable Fuels - 13.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	380,000	402,800
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	340,000	350,625
Antero Resources Corp., Senior Notes	5.125%	12/1/22	390,000	379,762	(a)
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	130,000	129,838
Arch Coal Inc., Senior Notes	9.875%	6/15/19	640,000	374,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000	164,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	100,000	93,625
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	430,000	422,475
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	120,000	121,800
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	260,000	253,500
California Resources Corp., Senior Notes	6.000%	11/15/24	730,000	751,900	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	560,000	618,800
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	160,000	167,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	480,000	537,600
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	290,000	281,300
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	260,000	286,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	952,724	838,993	(a)(e)
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	10,000	10,100
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	430,000	433,225
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	380,000	389,500
Dynagas LNG Partners LP/Dynagas Finance Inc., Senior Notes	6.250%	10/30/19	140,000	140,700
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	330,000	406,725
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	350,000	333,375
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	724,200	(a)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	130,000	136,175	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	350,000	357,875
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	730,000	722,700
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	230,000	244,950	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	5.500%	5/15/22	170,000	165,750	(a)
Indo Energy Finance BV, Senior Secured Notes	7.000%	5/7/18	500,000	477,500	(b)
Jupiter Resources Inc., Senior Notes	8.500%	10/1/22	230,000	204,700	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	220,000	215,600
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	580,000	616,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000	214,500
MEG Energy Corp., Senior Notes	7.000%	3/31/24	820,000	850,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000	516,750	(f)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	380,000	396,150
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	440,000	486,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 13.5% (continued)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	220,000		$227,150
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	380,000		386,650
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	250,000		245,313	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	310,000		323,950	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,950,000		2,972,125	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000		426,075	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	390,000		404,137	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	270,000		262,575
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	690,000		710,872	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	50,000		54,500
QEP Resources Inc., Senior Notes	5.375%	10/1/22	420,000		413,700
QEP Resources Inc., Senior Notes	5.250%	5/1/23	160,000		156,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	370,000		246,050
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	100,000		104,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	330,000		325,462
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	460,000		447,350
Rex Energy Corp., Senior Notes	6.250%	8/1/22	100,000		96,875	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	550,000		539,000	(a)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	230,000		238,050	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	820,000		748,250
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	670,000		720,250
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	360,000		357,408	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	320,000		337,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		313,100	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000		258,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	510,000		501,075
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000		201,160
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	170,000		167,663	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	180,000		176,625	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	520,000		525,200	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	190,000		199,975

Total Oil, Gas & Consumable Fuels					27,305,333

TOTAL ENERGY					32,243,721

FINANCIALS - 7.0%
Banks - 3.4%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	100,000	EUR	125,520	(b)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	200,000	EUR	235,559	(b)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	114,306	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	250,000		341,325	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	220,000		236,830
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,590,000		1,582,050
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		337,189	(g)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	90,000		119,250	(a)(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		348,750	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	350,000		350,000	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000		238,750	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	530,000		542,359	(h)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - 3.4% (continued)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		$787,250	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	320,000		336,063
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	160,000		184,114
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,050,000	AUD	1,084,164	(b)(g)

Total Banks					6,963,479

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	220,000		275,000
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	150,000		156,750
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	370,000		378,787
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	340,000		383,350
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	380,000		380,000	(a)

Total Consumer Finance					1,573,887

Diversified Financial Services - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	200,000		194,250	(a)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,564,800

Total Diversified Financial Services					1,759,050

Insurance - 0.1%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		199,975	(a)

Real Estate Investment Trusts (REITs) - 0.7%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	480,000		482,400	(a)
Geo Group Inc., Senior Notes	5.875%	10/15/24	490,000		493,675
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	500,000		502,500	(b)

Total Real Estate Investment Trusts (REITs)					1,478,575

Real Estate Management & Development - 1.1%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	540,000		560,250	(a)
Kaisa Group Holdings Ltd., Senior Notes	8.875%	3/19/18	500,000		508,750	(b)
KWG Property Holding Ltd., Senior Notes	8.975%	1/14/19	550,000		547,250	(b)
Yuzhou Properties Co., Ltd., Senior Bonds	8.750%	10/4/18	550,000		552,750	(b)

Total Real Estate Management & Development					2,169,000

TOTAL FINANCIALS					14,143,966

HEALTH CARE - 4.5%
Health Care Equipment & Supplies - 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	390,000		390,975
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	810,000		806,962
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	162,176	(b)

Total Health Care Equipment & Supplies					1,360,113

Health Care Providers & Services - 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	247,000		285,285
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	330,000		341,550
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	510,000		536,775
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	160,000		163,200
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	480,000		516,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	710,000		756,150	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	170,000		191,675

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 3.1% (continued)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	740,000		$729,825
HomeVi SAS, Senior Secured Bonds	6.875%	8/15/21	840,000	EUR	1,091,466	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	730,000		766,500
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	460,000	EUR	578,970	(a)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	360,000		340,200

Total Health Care Providers & Services					6,297,596

Pharmaceuticals - 0.7%
Almirall SA, Senior Notes	4.625%	4/1/21	180,000	EUR	240,031	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	207,000	EUR	282,368	(b)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	530,000		537,221	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	400,000		434,000	(a)

Total Pharmaceuticals					1,493,620

TOTAL HEALTH CARE					9,151,329

INDUSTRIALS - 14.3%
Aerospace & Defense - 1.8%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	470,000		473,525	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	670,000		672,512	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	710,000		771,237
Erickson Inc., Secured Notes	8.250%	5/1/20	719,000		686,645
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	290,000		291,450	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	470,000		464,713	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	170,000		168,300	(a)

Total Aerospace & Defense					3,528,382

Air Freight & Logistics - 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	300,000		311,250	(a)

Airlines - 1.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	170,000		178,015	(a)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	244,986		253,561	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	178,227		190,703	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	506,675		521,875	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	73,126		82,266
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	80,000		80,200
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	390,000		388,050
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	502,597		529,587
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	71,382		74,594
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	215,675		229,694
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	479,699		518,075

Total Airlines					3,046,620

Building Products - 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	470,000		450,025	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	960,000		918,000
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		168,800	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	348,356	(a)

Total Building Products					1,885,181

Commercial Services & Supplies - 1.5%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	180,000		180,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		281,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	590,000		610,650

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Services & Supplies - 1.5% (continued)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	413,000		$443,975	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	180,000		176,400	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,030,000		1,045,450
West Corp., Senior Notes	5.375%	7/15/22	290,000		268,250	(a)

Total Commercial Services & Supplies					3,005,975

Construction & Engineering - 2.6%
Aecom Technology Corp., Senior Notes	5.875%	10/15/24	450,000		455,063	(a)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	280,000	EUR	372,221	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		491,575	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,136,000		1,182,397	(a)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	620,000	EUR	762,535	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	590,000		587,050	(a)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	470,000		477,050	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	390,000		394,875	(a)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	570,000		548,625	(a)

Total Construction & Engineering					5,271,391

Electrical Equipment - 0.7%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		366,350	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	340,000		357,000	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	132,835	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	560,000		558,600

Total Electrical Equipment					1,414,785

Engineering & Construction - 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	200,000	EUR	252,484	(a)

Machinery - 1.0%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	280,000		299,600	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	700,000		738,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		434,850
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	235,653	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	160,000	EUR	221,792	(b)

Total Machinery					1,930,395

Marine - 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	358,827		302,577	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	309,000		310,931
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	740,000		717,800	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	480,000		508,800

Total Marine					1,840,108

Road & Rail - 1.1%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	470,000		492,325	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	160,000		163,200	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	210,000		214,725	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	129,968	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	880,000		949,300	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	230,000		230,575	(a)

Total Road & Rail					2,180,093

Trading Companies & Distributors - 0.7%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	210,000		211,575	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Trading Companies & Distributors - 0.7% (continued)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	830,000		$883,950	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	350,000		375,375

Total Trading Companies & Distributors					1,470,900

Transportation - 1.3%
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	795,722	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		714,000	(a)(e)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	780,000		776,100	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	300,000		303,000	(a)

Total Transportation					2,588,822

TOTAL INDUSTRIALS					28,726,386

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	500,000		515,000
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	202,720	(a)

Total Electronic Equipment, Instruments & Components					717,720

Internet Software & Services - 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	240,000		274,800

IT Services - 1.0%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	420,000		408,450	(a)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	420,000		399,000	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	250,000		266,250	(a)(e)
First Data Corp., Senior Notes	12.625%	1/15/21	520,000		624,000
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	78,000		90,675
Interactive Data Corp., Senior Notes	5.875%	4/15/19	210,000		210,262	(a)

Total IT Services					1,998,637

Software - 0.4%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	390,000		405,600	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	390,000		406,575	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	50,000		51,500	(a)

Total Software					863,675

TOTAL INFORMATION TECHNOLOGY					3,854,832

MATERIALS - 9.8%
Chemicals - 0.7%
Axiall Corp., Senior Notes	4.875%	5/15/23	350,000		337,313
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	300,000		306,375
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	290,000		292,900
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	200,000		202,500	(a)(e)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	209,769	(a)

Total Chemicals					1,348,857

Construction Materials - 1.3%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	390,000		383,175	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		453,000	(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		294,450	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	770,000		743,820	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	420,000		407,400	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	400,000		396,000	(a)

Total Construction Materials					2,677,845

Containers & Packaging - 3.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	330,000		333,300	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - 3.2% (continued)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	$509,167	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	139,412		141,503	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	390,000		390,975	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.234%	12/15/19	670,000		650,737	(a)(g)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	460,000		464,600	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	660,000		693,000	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,720,000		1,823,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,200,000		1,227,000
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	250,000	EUR	307,869	(a)

Total Containers & Packaging					6,541,351

Metals & Mining - 3.6%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	260,000		261,300	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	370,000		321,900	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	520,000		490,100
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,127,693	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		387,575	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	220,000		228,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	790,000		806,787	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	420,000		65,100	(a)(c)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	4,177		0	(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	250,000		281,250	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		153,820
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	430,000		454,725
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	620,000	EUR	822,637	(a)(e)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	360,000		304,200	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		244,088
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	480,000		529,200
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	130,000		142,025
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	300,000		306,750	(a)
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	370,000		338,550	(a)

Total Metals & Mining					7,265,950

Paper & Forest Products - 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	860,000		723,475	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	710,000		659,856
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	520,000		525,200

Total Paper & Forest Products					1,908,531

TOTAL MATERIALS					19,742,534

TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 3.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	437,000		437,000	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	320,000		344,000
CenturyLink Inc., Senior Notes	5.800%	3/15/22	250,000		257,500
CenturyLink Inc., Senior Notes	6.750%	12/1/23	160,000		172,200
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		414,040	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	330,000		316,387
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	150,000		159,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	280,000		299,950

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - 3.1% (continued)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		$127,050
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	610,000		663,375
Oi SA, Senior Notes	5.750%	2/10/22	380,000		359,138	(b)
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000		936,742
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	220,000		215,886	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	380,000		409,925
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	370,000		415,325
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	170,000		182,750	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	600,000		618,000

Total Diversified Telecommunication Services					6,328,268

Wireless Telecommunication Services - 3.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	441,607	(a)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	200,000	EUR	264,609	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	820,000		787,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,060,000		1,162,025
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	180,000		208,350	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,970,000		2,093,125	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	530,000		535,963	(a)
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	100,000		100,875
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	730,000		730,912
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,156,837	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		296,888	(a)

Total Wireless Telecommunication Services					7,778,391

TOTAL TELECOMMUNICATION SERVICES					14,106,659

UTILITIES - 2.4%
Electric Utilities - 0.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		132,600
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	716,027		764,358
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	480,000		513,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	138,799		142,269

Total Electric Utilities					1,552,827

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000		76,538
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	510,000		488,325

Total Gas Utilities					564,863

Independent Power and Renewable Electricity Producers - 1.4%
AES Corp., Senior Notes	4.875%	5/15/23	600,000		573,000
AES Corp., Senior Notes	5.500%	3/15/24	60,000		58,650
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	40,000		40,600
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	650,000		690,625	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	710,000		754,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 1.4% (continued)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	620,000		$655,650	(a)

Total Independent Power and Renewable Electricity Producers					2,772,900

TOTAL UTILITIES					4,890,590

TOTAL CORPORATE BONDS & NOTES (Cost - $168,650,435)					168,509,897

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.2%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	130,000		119,437

Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	324,000		324,000	(a)(c)(d)

TOTAL MATERIALS					443,437

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	498,100	MXN	72,320	(a)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $512,463)					515,757

SENIOR LOANS - 3.5%
CONSUMER DISCRETIONARY - 1.2%
Hotels, Restaurants & Leisure - 0.7%
Burger King NewCo, Senior Secured Bridge Loan	—	11/26/14	640,000		640,000	(c)(d)(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	450,000		456,750	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	430,000		466,550	(k)(l)

Total Hotels, Restaurants & Leisure					1,563,300

Household Durables - 0.1%
William Lyon Homes Inc., Bridge Term Loan	—	8/12/22	193,846		193,846	(d)(j)

Specialty Retail - 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	628,000		630,355	(k)(l)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	220,000		146,667	(k)(l)

Total Specialty Retail					777,022

TOTAL CONSUMER DISCRETIONARY					2,534,168

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		169,150	(k)(l)

HEALTH CARE - 0.8%
Health Care Providers & Services - 0.8%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	430,000		430,269	(k)(l)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	430,000		427,850	(c)(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	720,000		722,700	(k)(l)

TOTAL HEALTH CARE					1,580,819

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	395,966	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	340,000		351,050	(k)(l)

TOTAL MATERIALS					747,016

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 1.0%
Independent Power and Renewable Electricity Producers - 1.0%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	2,008,608		$2,002,331	(k)(l)

TOTAL SENIOR LOANS (Cost - $7,038,657)					7,033,484

SOVEREIGN BONDS - 5.2%
Brazil - 0.5%
Federative Republic of Brazil, Notes	10.000%	1/1/17	2,657,000	BRL	1,041,631

Mexico - 2.2%
United Mexican States, Bonds	6.500%	6/9/22	56,816,000	MXN	4,390,127

Venezuela - 2.5%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	4,040,000		3,454,200	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000		1,694,925	(b)

Total Venezuela					5,149,125

TOTAL SOVEREIGN BONDS (Cost - $11,645,005)					10,580,883

			SHARES
COMMON STOCKS - 1.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			23,285		344,385

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			26,303		0	*(c)(d)(i)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			2		54,626	*(c)

TOTAL CONSUMER DISCRETIONARY					399,011

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.			75,024,286		689,998	*(c)(d)

FINANCIALS - 0.4%
Banks - 0.4%
Citigroup Inc.			3,909		202,565
JPMorgan Chase & Co.			9,026		543,726

TOTAL FINANCIALS					746,291

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY			SHARES	VALUE
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			5,500	$264,000	*(c)(d)

INDUSTRIALS - 0.3%
Marine - 0.3%
DeepOcean Group Holding AS			19,935	565,118	*(c)(d)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			871,025	50,333	*

TOTAL COMMON STOCKS (Cost - $2,628,167)				2,714,751

	RATE
PREFERRED STOCKS - 2.0%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp.	6.000%		1,600	156,400

FINANCIALS - 1.9%
Consumer Finance - 1.4%
GMAC Capital Trust I	8.125%		108,442	2,885,642	(g)

Diversified Financial Services - 0.5%
Citigroup Capital XIII	7.875%		36,975	995,367	(g)

TOTAL FINANCIALS				3,881,009

TOTAL PREFERRED STOCKS (Cost - $3,896,226)				4,037,409

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	627	103,455	*(a)
Jack Cooper Holdings Corp.		5/6/18	309	50,985	*(a)

TOTAL WARRANTS (Cost - $16,894)				154,440

TOTAL INVESTMENTS - 96.0% (Cost - $194,387,847#)				193,546,621
Other Assets in Excess of Liabilities - 4.0%				8,087,798

TOTAL NET ASSETS - 100.0%				$201,634,419

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	The coupon payment on these securities is currently in default as of September 30, 2014.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	All or a portion of this loan is unfunded as of September 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

Summary of Investments by Country** (unaudited)

United States	64.9%
United Kingdom	5.3
Mexico	4.2
Brazil	3.4
Venezuela	2.7
France	2.7
Russia	1.8
Luxembourg	1.8
Canada	1.6
Australia	1.3
Germany	1.3
Spain	1.0
Ireland	0.9
China	0.8
Macau	0.8
Hong Kong	0.7
Indonesia	0.5
Switzerland	0.5
Sweden	0.4
Singapore	0.4
Poland	0.4
Netherlands	0.4
Italy	0.3
Norway	0.3
Bahamas	0.3
Portugal	0.2
South Africa	0.2
Colombia	0.2
Jamaica	0.2
United Arab Emirates	0.2
Peru	0.1
Belgium	0.1
Greece	0.1
100.0%

**	As a percentage of total investments. Please note that the Portfolio holdings are as of September 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$29,609,021	$762,823		$30,371,844
Materials	—	19,436,159	0	*	19,436,159
Other corporate bonds & notes		118,701,894	—		118,701,894
Convertible bonds & notes:
Materials	—	119,437	324,000		443,437
Telecommunication services	—	72,320	—		72,320
Senior loans:
Consumer discretionary	—	2,340,322	193,846		2,534,168
Other senior loans	—	4,499,316	—		4,499,316
Sovereign bonds	—	10,580,883	—		10,580,883
Common stocks:
Consumer discretionary	$344,385	54,626	0	*	399,011
Energy	—	—	689,998		689,998
Health care	—	—	264,000		264,000
Industrials	—	—	565,118		565,118
Other common stocks	796,624	—	—		796,624
Preferred stocks	4,037,409	—	—		4,037,409
Warrants	—	154,440	—		154,440

Total investments	$5,178,418	$185,568,418	$2,799,785		$193,546,621

Other financial instruments:
Futures contracts	$115,149	—	—		$115,149
Forward foreign currency contracts	—	$877,046	—		877,046
Centrally cleared credit default swaps on credit indices - buy protection	—	70,277	—		70,277

Total other financial instruments	$115,149	$947,323	—		$1,062,472

Total	$5,293,567	$186,515,741	$2,799,785		$194,609,093

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$169,036	—		$169,036

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					CONVERTIBLE BONDS & NOTES
	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	MATERIALS		MATERIALS	TOTAL
Balance as of December 31, 2013	$632,220	$879,608	$80,000		—	$1,591,828
Accrued premiums/discounts	5,563	3,115	37,922		—	46,600
Realized gain (loss)	—	—	1,077		—	1,077
Change in unrealized appreciation (depreciation)[1]	(33,284)	(110,199)	—		—	(143,483)
Purchases	158,324	66,469	40,001		$324,000	588,794
Sales	—	—	(159,000)		—	(159,000)
Transfers into Level 3	—	—	—		—	—
Transfers out of Level 3[2]	—	(838,993)	—		—	(838,993)

Balance as of September 30, 2014	$762,823	—	$0	*	$324,000	$1,086,823

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	$(33,284)	—	—		—	(33,284)

	COMMON STOCKS				SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	CONSUMER DISCRETIONARY	TOTAL
Balance as of December 31, 2013	$52,606	$639,657	—	$656,968	—	$1,349,231
Accrued premiums/discounts	—	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	2,020	50,341	$(184,026)	(91,850)	—	(223,515)
Purchases	—	—	448,026	—	$193,846	641,872
Sales	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[2]	(54,626)	—	—	—	—	(54,626)

Balance as of September 30, 2014	0 *	$689,998	$264,000	$565,118	$193,846	$1,712,962

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	$(52,606)	$50,341	$(184,026)	$(91,850)	—	$(278,141)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

1	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $169,036. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,260,481
Gross unrealized depreciation	(6,101,707)

Net unrealized depreciation	$(841,226)

At September 30, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	142	12/14	$17,813,078	$17,698,969	$114,109
U.S. Treasury Long-Term Bonds	2	12/14	276,853	275,813	1,040

Net unrealized appreciation on open futures contracts					$115,149

At September 30, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
British Pound	Citibank N.A.	1,400,000	$2,268,762	11/14/14	$(60,187)
Euro	Citibank N.A.	1,500,000	1,895,125	11/14/14	(108,849)

					(169,036)

Contracts to Sell:
Australian Dollar	Citibank N.A.	550,000	480,086	11/14/14	26,669
British Pound	Citibank N.A.	1,116,335	1,809,071	11/14/14	64,759
British Pound	Credit Suisse	221,262	358,565	11/14/14	13,723
British Pound	UBS AG	1,059,926	1,717,657	11/14/14	67,458
Euro	Citibank N.A.	2,180,307	2,754,636	11/14/14	166,096
Euro	JPMorgan Chase & Co.	390,810	493,756	11/14/14	29,790
Euro	UBS AG	6,784,805	8,572,036	11/14/14	508,551

					877,046

Net unrealized appreciation on open forward foreign currency contracts					$708,010

At September 30, 2014, the Portfolio had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse (Markit CDX.NA.HY.22 Index)	$1,874,070	6/20/19	5.000% quarterly	$(113,396)	$(128,822)	$15,426
BNP Paribas (Markit CDX.NA.HY.22 Index)	2,148,300	6/20/19	5.000% quarterly	(129,990)	(180,565)	50,575
Barclays Capital Inc. (Markit CDX.NA.HY.22 Index)	1,158,300	6/20/19	5.000% quarterly	(70,087)	(74,363)	4,276

Total	$5,180,670			$(313,473)	$(383,750)	$70,277

Notes to Schedule of Investments (unaudited) (continued)

1	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Total
Interest Rate Risk	$115,149	—	—	—	$115,149
Foreign Exchange Risk	—	$877,046	$(169,036)	—	708,010
Credit Risk	—	—	—	$70,277	70,277

Total	$115,149	$877,046	$(169,036)	$70,277	$893,436

During the period ended September 30, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$13,464,019
Forward foreign currency contracts (to buy)	1,350,749
Forward foreign currency contracts (to sell)	17,422,353

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,897,444

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014